                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)        JULY 19, 2005
                                                     ---------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         1-13953                                           65-0773649
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(Commission File Number)                       (IRS Employer Identification No.)

            7500 GRACE DRIVE
            COLUMBIA, MARYLAND                                          21044
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 2.02.  Results of Operations and Financial Condition.

         On July 19, 2005, W. R. Grace & Co. issued a press release announcing its financial results for the quarter and six months ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference. This information shall not be deemed "filed"
for purposes of Section 18 of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), or incorporated by reference in any filing under the
Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

         (c)  Exhibits

               99.1   Press release issued by W. R. Grace & Co. announcing
                      financial results for the quarter and six months ended
                      June 30, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                       W. R. GRACE & CO.
                                               ---------------------------------
                                                         (Registrant)

                                                By /s/ Mark A. Shelnitz
                                                   -----------------------------
                                                       Mark A. Shelnitz
                                                       Secretary

Dated: July 21, 2005